SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES [Abstract]
Basis of presentation
(a)	Basis of presentation

The consolidated financial statements of the Group have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Group’s ability to generate cash flows from operations, and the Group’s ability to arrange adequate financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

The following factors raise substantial doubt about the Group's ability to continue as a going concern for the foreseeable future.

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The solar industry is being negatively impacted by a number of factors including excess capacity, reduction of government incentives in key solar markets, higher import tariffs and the European debt crisis. These factors have contributed to declining average selling prices for the Group's products. Since December 31, 2011, the Group's average selling price of modules has recovered from $0.59/watt to $0.63/watt in 2014, and slightly decreased to $0.53/watt in 2015.

⋅	For the year ended December 31, 2015, the Group incurred an operating loss of $40.5 million and for the year ended December 31, 2014 an operating loss of $31.0 million.

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During the year ended December 31, 2015, the Group experienced positive cash flow of $12.1 million from operations. During the year ended December 31, 2014, the Group experienced negative cash flow of $62.5 million from operations.

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As of December 31, 2015, the Group's current liabilities exceed its current assets by $376.5 million. While the Group had cash and cash equivalents of $28.4 million and restricted cash of $76.1 million, it had short-term bank borrowings of $271.8 million, all due within one year and the current portion of long-term debt amounting to $185.4 million.

These factors are mitigated by the following plans and actions:

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The China Banking Regulatory Commission (the “CBRC”) Jiangsu Branch, together with the local City Government led a meeting with the commercial banks, including Bank of Nanjing, Bank of Communications, and China Everbright Bank, who has loan balance with the Group. All parties have entered into a written memo and agreed to continue providing financial support to the Group, including extensions and renewals of existing loans, representing 16.01% of the total outstanding loans from these banks as of May 22, 2015. The memo has not defined the duration of the support but indicated the importance to support the Group in such a critical time. The rest banks, including Export-import Bank of China, China Development Bank, etc., who have loan balance of $357.53 million (representing 83.99% of the total outstanding loans) with the Group, did not join the agreement.

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While there can be no assurance that the Group will be able to refinance its short-term bank borrowings as they become due, historically, the Group has renewed or rolled over most of its short-term bank loans upon the maturity date of the loans and has assumed it will continue to be able to do so. From January 1, 2016 to April 30, 2016, the Group renewed short-term bank borrowings of $82.2 million.

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The Group has taken a number of cost reduction initiatives. Since the second half of 2011, the Group has implemented its business strategy of cost reduction through research and development efforts at each stage of its vertically integrated manufacturing process and economies of scale through expanding its solar module business. The Group’s research efforts are currently focused on several main product lines, including solar cells and PV modules. The Group focuses on improving cell efficiency and reducing production costs by enhancing manufacturing yields, which enable the Group to deliver higher-efficiency products at a lower cost.

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The Group has expanded a portion of its manufacturing to Europe through establishing plants to manufacture and sell solar products in Turkey. The overseas production capacities enable us to stay closer to the European market than certain of our competitors which only conduct manufacturing operations in China, capture business opportunities in emerging solar power markets such as Turkey and neighboring countries, and mitigate the adverse effect on our sales to European countries caused by anti-dumping and countervailing duties that may be imposed.

Management believes that, should its plans be successful, adequate sources of liquidity will exist to fund the Group’s working capital and capital expenditures requirements, and to meet its short-term debt obligations, other liabilities and commitments as they become due. There can be no assurance though that such plans will be successful.

Basis of consolidation
(b)	Basis of consolidation

The consolidated financial statements include the assets, liabilities, revenues and expenses of the Group. All intercompany transactions and balances have been eliminated on consolidation.

Use of estimates
(c)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the consolidated financial statements include valuation allowances of deferred tax assets, inventory valuation, allowance on accounts receivable and supplier advances, provision of warranty costs, forfeiture rate of options, the useful lives for property plant and equipment, intangible assets, impairment of long-lived assets.

Cash and cash equivalents and restricted cash
(d)	Cash and cash equivalents and restricted cash

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and which have original maturities of three months or less.

Restricted cash represents bank deposits for securing letters of credit, letter of guarantee, bank promissory notes, foreign exchange forward contracts and bank guarantees that are not available for use in operations.

Fair value of financial instruments
(e)	Fair value of financial instruments

Assets and liabilities that are recorded at fair value on a recurring basis reflect fair value as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability. The Company applies a hierarchy of valuation techniques, which is based on whether the inputs into the valuation technique are observable or unobservable. The hierarchy is as follows:

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Level 1 - Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

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Level 2 - Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

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Level 3 - Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

The Group’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, other current assets, amounts due from/to related parties, accounts payable, notes payable customer advances and long-term bank loans. The carrying amounts of the Group’s cash and cash equivalents, restricted cash, accounts receivable, amounts due from/to related parties, accounts payable, customer advances and accrued expenses and other current liabilities approximated their fair values as of the balance sheet dates due to the short maturity of those instruments. The fair value of long-term bank loans are estimated based on the discounted value of future contractual cash flows which approximates their carrying value due to the fact they are predominately stated at variable rates. These assets and liabilities, excluding cash and cash equivalents (which fall into level 1 of the fair value hierarchy), fall into level 2 of the fair value hierarchy.

Accounts receivable and allowance for doubtful accounts
(f)	Accounts receivable and allowance for doubtful accounts

Accounts receivable are recognized and carried at the original transaction amount less allowance for doubtful accounts. The Group maintains allowance for doubtful accounts for uncollectible accounts receivable. Estimates of anticipated losses from doubtful accounts are based on days past due, historical collection and other factors. The Group periodically assesses accounts receivable balances to determine whether an allowance for doubtful accounts should be made based upon historical bad debts, specific customer creditworthiness and current economic trends. Accounts receivable are stated net of the provision of doubtful accounts on balance sheets, if any.

Inventories
(g)	Inventories

Inventories are stated at the lower of cost or market value. Cost of purchased raw material is determined using the weighted-average method and cost of work-in-progress and finished good is determined the using standard cost method.

The Group estimates excess and slow moving inventory based upon assumptions of future demands and market conditions. If actual market conditions are less favorable than projected by management, additional inventory write-downs may be required.

Project assets
(h)	Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power project. These costs include modules and development costs. While the project assets are not constructed for a specific customer, the Group intends to sell the project assets upon their completion. Due to the development, construction, and sale timeframe of the Group’s solar projects, they are expected to be sold within the next 12 months and are classified as current assets.

Project assets consisted of the following:

	At December 31,
	2014	2015
	$	$

Project assets – Module cost	2,227,804	-
Project assets – Development	5,994,123	51,127
Total	8,221,927	51,127

The Group reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In determining whether or not the project assets are recoverable, the Group considers a number of factors, including changes in environmental, ecological, permitting, or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease. There were $1,608,505 and $nil impairment charge recognized for the years ended December 31, 2014 and 2015, respectively.

Property, plant and equipment
(i)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Machinery	10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years
Leasehold improvements	over the shorter of the lease term or their estimated useful lives

Costs incurred in constructing new facilities, including progress payments and other costs related to construction, are capitalized and transferred to property, plant and equipment on completion, at which time depreciation commences. Interest cost incurred and capitalized in respect of construction of new facilities amounted to $3,816,232, $4,425,863 and $2,638,888 for the years ended December 31, 2013, 2014 and 2015, respectively.

Prepaid land use rights
(j)	Prepaid land use rights

Prepaid land use rights are recorded at cost and are amortized ratably over 50 years, according to the term of the land use right agreement.

Intangible assets consist primarily of customer relationships acquired in business combinations and are amortized on a straight-line basis over 3 years. Intangible assets acquired through business combinations are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. Intangible assets are recognized and measured at fair value upon acquisition.

Impairment of long-lived assets
(k)	Impairment of long-lived assets

The Group evaluates its long-lived assets and finite-lived intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When these events occur, the Group measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss equal to the excess of the carrying amount over the fair value of the assets.

There was no impairment charge recognized during the years ended December 31, 2014 and 2015, respectively.

Income taxes
(l)	Income taxes

The Group accounts for income taxes using the asset and liability method whereby it calculates deferred tax assets or liabilities for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

The Group determines whether or not a tax position is "more-likely-than-not" of being sustained upon audit based solely on the technical merits of the position. The Company records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations. At December 31, 2013, 2014 and 2015, the Group had recorded no uncertain tax benefits. The Group does not anticipate any significant changes to its liability for unrecognized tax benefits within the next 12 months.

Revenue recognition
(m)	Revenue recognition

Solar power products

Sales of solar cells and modules are recorded when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the risks, rewards and ownership of the products are transferred from the Group to its customers. The majority of the Group’s sales contracts include the shipping terms Free on Board ("FOB") and Cost, Insurance and Freight ("CIF"). Based on the nature of these shipping terms, the Group’s obligation to deliver has been fulfilled when the goods pass over the ship's rail at the named port of shipment which is specified in each contract.

Customers do not have any general rights of return, but may be allowed to exchange for goods that are not defective for a 30 to 45 day period. The Group has recorded the estimated replacement costs, which have been immaterial for all periods presented, in cost of revenue upon recognition of revenue. A portion of the Group's sales to domestic customers require the customers to prepay before delivery has occurred. Such prepayments are recorded as advance from customers in the consolidated balance sheets until delivery has occurred. A majority of the Group’s contracts with overseas customers are written such that the customer takes title and assumes the risks and rewards of ownership of the products upon shipment. Accordingly, the Group recognizes revenue upon documentary evidence of shipment, assuming all other criteria have been met.

Taxes collected from customers and remitted to governmental authorities are excluded from revenues and such taxes are presented on a net basis.

Solar power projects

The Company recognizes revenue from the sale of project assets in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project assets, which represent the costs of constructing solar power projects, represent "integral" equipment and as such, the entire transaction is in substance the sale of real estate and subject to the revenue recognition guidance under ASC 360-20 Real Estate Sales. The Company records the sale as revenue using Percentage-of-completion method. The Company applies the percentage-of-completion method, as further described below, to certain real estate sales arrangements where the Company conveys control of land or land rights, (a) when a sale has been consummated; (b) the Company has transferred the usual risks and rewards of ownership to the buyer; (c) the initial and continuing investment criteria have been met; (d) the Company has the ability to estimate its costs and progress toward completion, and (e) all other revenue recognition criteria have been met. The initial and continuing investment requirements, which demonstrate a buyer's commitment to honor their obligations for the sales arrangement, can typically be met through the receipt of cash or an irrevocable letter of credit from a highly creditworthy lending institution. When evaluating whether the usual risks and rewards of ownership have transferred to the buyer, the Company considers whether it has or may be contingently required to have any prohibited forms of continuing involvement with the project.

Solar engineering, procurement and construction projects

The Company recognizes revenue related to solar system integration projects on the percentage-of-completion basis. The Company estimates its revenues using the cost-to-cost method, whereby it derives a ratio by comparing the costs incurred to date to the total costs expected to be incurred on the project. The Company applies the ratio computed in the cost-to-cost analysis to the contract price to determine the estimated revenues earned in each period. When the Company determines that total estimated costs will exceed total revenues under a contract, it records a loss accordingly.

During 2015, the Company recognized $11.3 million of revenue from the engineering, procurement and construction projects using the percentage-of-completion method.

Buy-and-sell arrangements
(n)	Buy-and-sell arrangements

In 2013, 2014 and 2015, the Group entered into arrangements wherein the Group purchases accessorial raw material and sells solar wafers to the same counterparties. These arrangements are to maintain the quantity and quality of the silicon cell and other accessorial material supply, which are a key input into the production of solar modules.

Based on the substance of the arrangements, the Group records such transactions at the market value.

Transactions under buy-and-sell arrangement are as follows:

	Years ended December 31,
	2013	2014	2015
	$	$	$
Sell:
Solar wafer	155,869	1,586,980	5,966,841
Solar cell	-	1,976,141	27,557,313
Solar module	1,790,579	14,297,671	28,564,666
Purchase:
Raw material	2,704,839	3,292,306	44,453,562
Solar cell	382,716	11,971,938	32,647,267

Cost of revenue
(o)	Cost of revenue
  Cost of revenue includes production and indirect costs, as well as warranty costs.

Research and development
(p)	Research and development

Research and development costs are expensed when incurred and amounted to $6,022,357, $3,169,975, $3,076,900, for the years ended December 31, 2013, 2014 and 2015, respectively. Research and development costs include the cost incurred for the development of the business prior to the establishment of technological feasibility. Maintenance cost incurred after the establishment of technological feasibility is charged to expense as incurred.

Advertising expenses
(q)	Advertising expenses

Advertising costs are expensed as incurred. The Group incurred advertising costs amounting to $938,330, $783,942 and $563,817 for the years ended December 31, 2013, 2014 and 2015, respectively.

Shipping and handling cost
(r)	Shipping and handling cost

Shipping and handling cost for products sold are expensed as incurred and included in sales and marketing expense. The Group incurred shipping and handling cost amounting to $4,890,611, $4,781,150 and $7,585,568 for the years ended December 31, 2013, 2014 and 2015, respectively.

Warranty cost
(s)	Warranty cost

Solar modules are typically sold with up to 25 year warranty against specified declines in the initial minimum power generation capacity at the time of sale. In addition, the Group provides warranty for solar modules against defects in materials and workmanship for a period of five years or ten years from the date of sale.

The Group currently accrues for all product warranties on a cumulative basis, based on its best estimate to date. The Group estimates the cost of warranties to be approximately 1.0% of solar module sales and includes that amount in cost of revenues. The Group makes such estimate based on a number of factors including; i) the nature of the warranties provided, which are consistent with industry practice, ii) actual claim expenses incurred, iii) internal testing results, and iv) other assumptions that affect estimates of warranty costs, including industry data for warranty claim activities and academic research. The Group acknowledges that such estimates require significant judgment and the Group will continue to analyze its claim history, academic research and internal testing results and the performance of its products compared to the Group's competitors in determining the adequacy of warranty accruals. An increase or decrease of 0.1% accrual rate, applicable to sales of solar module, would have resulted in a corresponding increase or decrease in warranty expense of $1.08 million for the year ended December 31, 2015.

The movement of the Group's accrued warranty costs is summarized below:

	Years ended December 31,
	2013	2014	2015
	$	$	$
Beginning balance (warranty accrued)	17,163,711	20,129,274	22,417,835
Addition	3,366,686	2,785,113	1,427,340
Claimed	(401,123)	(496,552)	(346,974)
Ending balance	20,129,274	22,417,835	23,498,201

Government grants
(t)	Government grants

Government grants are recognized when received and all the conditions for their receipt have been met.

Specifically, government grants whose primary condition is that the Company should purchase, construct or otherwise acquire non-current assets are recognized as other liabilities in the consolidated balance sheet and transferred to profit or loss on a systematic and rational basis over the useful lives of the related assets. In 2015 and 2014, the Company received government grants of $0.95 million and $4.7 million, respectively, for the purchase of non-current assets.

Government grants as the compensation for expenses or losses already incurred or for the purpose of giving immediate financial support to the Company with no future related cost are recognized in profit or loss in the period in which they become receivable. In 2014 and 2015, approximately $0.95 million and $1.11 million government grants, respectively, were recognized as income, and $0.20 million and $0.21 million, respectively, were recognized as an offset to general and administrative expenses.

Foreign currency translation
(u)	Foreign currency translation

The functional and reporting currency of the Company is the United States dollar (“US dollar”). Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange in effect at the balance sheet dates. Transactions denominated in currencies other than the US dollar during the year are converted into US dollar at the applicable rates of exchange prevailing when the transactions occur. Transaction gains and losses are recorded in other income (expense), net in the statements of operations.

The financial records of the Group’s subsidiaries are maintained in their local currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenue, expenses, gains and losses are translated at the average rate for the period. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income in the statements of comprehensive income (loss).

Comprehensive loss
(v)	Comprehensive loss

Comprehensive loss includes all changes in equity except those resulting from investments by owners and distributions to owners and is comprised of net loss and foreign currency translation adjustments.

Foreign currency risk
(w)	Foreign currency risk

The functional currency of the Group’s subsidiaries which operate in the PRC is Renminbi (“RMB”). The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Group's aggregate amount of cash and cash equivalents and restricted cash denominated in RMB amounted to USD equivalent of $164,193,726 and $64,253,495 at December 31, 2014 and 2015, respectively.

Concentration of credit risk
(x)	Concentration of credit risk

Financial instruments that potentially expose the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and advance to suppliers. The Group places its cash and cash equivalents with financial institutions with high-credit ratings and quality.

The Group performs ongoing credit evaluations of customers and suppliers and generally does not require collateral or other security from its customers. The Group establishes an allowance for doubtful accounts primarily based upon the age of the receivables and advances and factors surrounding the credit risk of specific customers and suppliers.

The following table sets forth the changes in allowance for doubtful accounts:

	Years ended December 31,
	2013	2014	2015
	$	$	$

Opening balance	(63,006,093)	(64,940,205)	(59,049,747)
Addition	(10,337,119)	-	(12,030,757)
Reversal	9,836,790	4,799,411	-
Write-off	-	-	-
Effect of exchange rate
change in foreign currency	(1,433,783)	1,091,047	3,885,531
Ending balance	(64,940,205)	(59,049,747)	(67,194,973)

Around 2012, the Group purchased insurance from Sinosure to cover the bad debt risk for certain customer’s account receivables for $23.6 million. According to the Group’s policy the Group will not provide allowance for doubtful accounts when covered by Sinosure. As of December 31, 2015, the Group assessed that the accounts receivables covered by Sinosure are over two years and the Group cannot be sure whether or when the amount could be collected, therefore significant doubt of the collectability of these account receivables exist. The Group, however, in the past already provided a $12.2 million allowance for these account receivables. The Group provided an allowance for doubtful accounts for the rest of $11.4 million during 2015.

There are no third party customers accounting for 10% or more of total revenue for the years ended December 31, 2013, 2014 or 2015.

Accounts receivable from customers accounting for 10% or more of total gross accounts receivable are as follows:

	At December 31,
Name of Customer	2014	2015

Company A	21%	22%

Net loss per share
(y)	Net loss per share

Basic loss per share is computed by dividing loss attributable to holders of ordinary shares by the weighted-average number of ordinary shares outstanding during the year. Diluted loss per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Generally, ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

For the years ended December 31, 2013, 2014 and 2015, the Group had securities which could potentially dilute basic earnings per share in the future, but which were excluded from the computation of diluted loss per share as their effects would have been anti-dilutive. Such outstanding securities consist of the following:

	Years ended December 31,
	2013	2014	2015
	$	$	$

Outstanding options and restricted shares	297,120	202,310	70,904
Assumed conversion of convertible senior notes	-	-	-
Total	297,120	202,310	70,904

The following table sets forth the computation of basic and diluted income per share for the periods indicated:

	Years ended December 31,
	2013	2014	2015

Net loss attributable to ordinary shareholders- for the calculation of basic loss per share	$(50,609,081)	$(56,096,366)	$(80,497,296)
Net loss attributable to ordinary shareholders- for the calculation of diluted loss per share	$(50,609,081)	$(56,096,366)	$(80,497,296)
Weighted–average ordinary shares outstanding- for the calculation of basic loss per share	255,102,003	267,287,253	267,287,253
Weighted–average ordinary shares outstanding- for the calculation of diluted loss per share	255,102,003	267,287,253	267,287,253
Net loss per share:
Basic	$(0.20)	$(0.21)	$(0.30)

Diluted	$(0.20)	$(0.21)	$(0.30)

Share-based compensation
(z)	Share-based compensation

The Group recognizes the services received in exchange for awards of equity instruments based on the grant-date fair value of the award as determined by the Binomial option pricing model, net of estimated forfeitures. The estimated compensation cost is recognized using the straight-line method over the period the recipient is required to provide services per the conditions of the award. See Note 14, “Share-Based Compensation”, for further details.

Recently issued accounting pronouncements
(aa)	Recently issued accounting pronouncements

Recently adopted accounting standards

In April 2014, the FASB issued guidance for the reporting of discontinued operations, which also contains new disclosure requirements for both discontinued operations and other disposals that do not meet the definition of a discontinued operation. This guidance was adopted by the Company effective January 1, 2015. The effects of this guidance will depend on future disposals by the Company.

Accounting standards issued but not yet adopt

In February 2016, the FASB issued guidance to provide a new comprehensive model for lease accounting.  Under this guidance, lessees and lessors should apply a "right-of-use" model in accounting for all leases (including subleases) and eliminate the concept of operating leases and off-balance sheet leases.  This guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2018.  Early adoption is permitted.  Management is currently evaluating the impact that this guidance will have on the Company's consolidated financial statements.

In November 2015, the FASB issued guidance which will require entities to present deferred tax assets and deferred tax liabilities as noncurrent on the consolidated balance sheet.  The guidance simplifies the current guidance, which requires entities to separately present deferred tax assets and deferred tax liabilities as current and noncurrent on the consolidated balance sheet.  This guidance may be applied either prospectively or retrospectively and is effective for fiscal years beginning after December 15, 2016, with early adoption permitted.  The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In September 2015, the FASB issued guidance which simplifies the accounting for measurement period adjustments related to business combinations, which eliminates the requirement for an acquirer in a business combination to account for measurement period adjustments retrospectively.  Under this guidance, acquirers must recognize measurement period adjustments in the period in which they determine the amounts, including the effect on earnings of any amount they would have recorded in previous periods if the accounting had been completed at the acquisition date.  This guidance is effective for fiscal years beginning after December 15, 2015, with early adoption permitted.  Measurement period adjustments of any future acquisitions will be accounted for under this new guidance. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In July 2015, the FASB issued guidance which requires entities to measure most inventory at the lower of cost and net realizable value, thereby simplifying the current guidance under which an entity must measure inventory at the lower of cost or market.  The update is effective for fiscal years beginning after December 15, 2016, and interim periods therein.  Early application is permitted.  Management is currently evaluating the impact that this guidance will have on the Company's consolidated financial statements, if any.

In April 2015, the FASB issued guidance on simplifying the balance sheet presentation of debt issuance costs. The update requires debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability instead of being presented as an asset. Debt disclosures will include the face amount of the debt liability and the effective interest rate. In August 2015, the FASB amended this guidance for debt issuance costs associated with line-of-credit arrangements to reflect that the SEC would not object to the deferral and presentation of debt issuance costs as an asset and subsequent amortization of debt issuance costs over the term of the line-of-credit arrangement, whether or not there are any outstanding borrowings on the line-of-credit arrangement.  The update requires retrospective application and represents a change in accounting principle. The update is effective for fiscal years beginning after December 15, 2015. Early application is permitted. Management does not believe that the adoption of this guidance will have a material impact on the Company's consolidated financial position or results of operations.

In January 2015, the FASB issued guidance on simplifying the income statement presentation by eliminating the concept of extraordinary items.  Extraordinary items are events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence.  Eliminating the extraordinary classification simplifies income statement presentation by altogether removing the concept of extraordinary items from consideration.  This amendment is effective for annual periods beginning after December 15, 2015.  The adoption of this standard is not expected to have a material impact on our consolidated financial position or results of operations.

In August 2014, the FASB issued guidance on the presentation of financial statements when there is substantial doubt about an entity's ability to continue as a going concern. The amendment requires that an entity's management evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued. If conditions or events raise substantial doubt about an entity's ability to continue as a going concern, additional disclosure is required to enable users of the financial statements to understand the conditions or events, management's evaluation of the significance of those conditions and management's plans that are intended to alleviate or management's plans that have alleviated substantial doubt. The amendment is effective for annual periods ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. Management is currently evaluating the impact that this guidance will have on the Company’s consolidated financial statements, if any.

In June 2014, the FASB issued guidance on stock compensation.  The amendment requires that a performance target that affects vesting and that could be achieved after the requisite service period being treated as a performance condition.  A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards.  Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered.  The amendment is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2015.  Earlier adoption is permitted.  Management does not believe that the adoption of this guidance will have any material impact on the Company's consolidated financial position or results of operations.

In May 2014, the FASB issued guidance on the accounting for revenue from contracts with customers that will supersede most existing revenue recognition guidance, including industry-specific guidance. The core principle requires an entity to recognize revenue to depict the transfer of goods and services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the guidance requires enhanced disclosures regarding the nature, timing and uncertainty of revenue and cash flows arising from an entity's contracts with customers. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Entities can choose to apply the guidance using either the full retrospective approach or a modified retrospective approach. Management is currently evaluating the impact that this guidance will have on the Company's consolidated financial statements, if any, including which transition method it will adopt.